UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
HIGHLANDS REIT, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials:
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O Proxy Tabulator
    PO Box 43131
Providence, RI 02940-3131

    IMPORTANT PROXY INFORMATION
    Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Highlands REIT, Inc. (the “Company”) will be held virtually on May 8, 2025, at 9:00 a.m. (Central Time) at the following website: www.meetnow.global/MPD7HYU. To participate in the Annual Meeting, enter the 14-digit control number from the shaded box on this Notice.
As a stockholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Annual Meeting. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials, which include instructions on how to vote your shares.
The Proxy Materials, which include the Proxy Statement, the Annual Report and the Form of Proxy Card, are available at:
https://www.proxy-direct.com/hig-34418

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than April 28, 2025, to facilitate timely delivery.
ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.
YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

The following matters will be considered at the Annual Meeting:

1.    To elect two directors, Jeffrey L. Shekell and R. David Turner, who will hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify.

2.    To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“say-on-pay”) as described in our proxy materials.

3.    To approve, on a non-binding, advisory basis, the frequency of future say-on-pay votes.

4.    To ratify the appointment of Grant Thornton LLP as Highlands’ independent registered public accounting firm for the fiscal year ending December 31, 2025.

5.    To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to attend the Annual Meeting and vote your shares.

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?
Highlands REIT, Inc. has elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a stockholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the internet, or request a full set of printed materials for the Annual Meeting and all future stockholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future stockholder meeting materials and record my vote?
On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by internet or touch tone telephone by using the Control Number and Security Code on the front of this Notice. The touch tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.
If I request printed Proxy Materials, how long will it take for me to receive them?
The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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